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                                   EXHIBIT 6

                        CONSENT OF INDEPENDENT AUDITORS
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[LETTERHEAD OF KPMG APPEARS HERE]

                                                                       EXHIBIT 6

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of
USAA Life Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Auditors" in the Registration Statement and related prospectus.


                                                /s/ KPMG LLP
                                                KPMG LLP

San Antonio, Texas
April 27, 1999